UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08465

Camco Investors Fund

(Exact name of registrant as specified in charter)

30 East Main Street

Berryville, VA 22611

(Address of principal executive offices)

(Zip code)

Dennis Connor

30 East Main Street

Berryville, VA 22611

(Name and address of agent for service)

Registrant's telephone number, including area code: 540-955-9914

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

CAMCO INVESTORS FUND

December 31, 2006

Dear Fellow Shareholders,

We are pleased to bring the 2006 CAMCO Investors Fund annual report to fellow shareholders.  For the year, the Fund provided shareholders with a return of 14.22%.  This compared favorably to the return of 13.62% for the S&P 500 and a return of 11.34% for the Domini 400 Social Index.  Since opening to shareholders in August 2004, the Fund has returned 33.54% compared to 28.17% for the S&P 500 and 22.76% for the Domini 400 Social Index, equivalent to average annual returns of 12.73% for the Fund, 10.83% for the S&P 500 and 8.87% for Domini 400 Social Index.

The past year can be best characterized as one with a slow start and a fast finish.  For much of the year stock prices drifted in a narrow range.  In fact, through mid-August, the Fund was up just 1.75% for the year as stock market investors attempted to digest several key items. Most importantly, in the first half of the year, the Federal Reserve Open Market Committee (the Fed) continued its policy of increasing the Federal Funds rate after each meeting.  By early August, we had experienced sixteen consecutive rate increases over the previous two years.  Concern began building of an “overshoot” sending the economy into recession.  This concern was coupled with sensational headlines of the “collapsing” residential real estate market, the “new Vietnam” in Iraq and the looming elections.  All this pessimism gave rise to the prevailing view that after a nearly eighteen month stretch of no clear direction in prices, stock markets were poised for a sharp downward correction.  Your Fund management team however, saw opportunity.  We believed that attractive stock valuations (the price earnings ratio of the S&P 500 was at its lowest point since 1995) coupled with the negative sentiment was a recipe for higher, not lower, stock prices.  When the Fed gave indication that the rate hikes were coming to an end, the market rallied sharply.  From mid-August to the end of the year, the Fund rose 12.26%.  Value oriented investors were once again rewarded by looking for bargains and not for the exit.  As for concerns over that residential real estate market, the Philadelphia Housing Sector Index was barely able to eke out a 19.77% gain from mid-August to the end of the year.

Fund performance was aided by strong returns from several stocks including; CarMax, which continued to take market share among used car retailers; Input-Output, a leading maker of seismic technology used in energy exploration; and Real Estate Investment Trusts, Highwood Properties, Ramco Gershenson and Saul Centers, each seeing share price increases of more than 50%.  Among stocks hindering performance last year were Select Comfort, the Sleep Number Bed maker, which fell after a choppy earnings report, YRC Worldwide, the parent to Yellow Trucking, which also reduced earnings expectations, and the homebuilder KB Home, whose share price fell early in the year on the housing slowdown.

Several stocks were sold from the portfolio for gains, including American Eagle Outfitters, Novell, US Steel and Raytheon.  SFBC International was sold for a small loss.

As opportunities arose, your Portfolio Managers added several new stocks.  We took advantage of the housing slowdown and drastically lower stock prices to add three housing related stocks; Meritage Homes, another homebuilder, Eagle Materials, a large supplier of cement and gypsum wallboard and Goodman Global, a leading HVAC supplier.  All three of the stocks were greatly beneficial to performance when the market rallied in the last part of the year.  In addition, we added Avid Technology, an electronic equipment maker, Medtronic, the large medical device manufacturer, Helix Technology, an energy services company and Superior Industries, an automotive parts manufacturer.

As we look forward to 2007 we remain cautiously optimistic.  We believe that the economy, while slowing is still fundamentally sound.  After the recent rise, stock prices appear to be fairly valued.  Inflation is still historically low, and we believe it should remain in check as the increases in the Federal Funds rate over the past two years have (so far) been successful in keeping inflation at bay.  This should provide investors a mix of low interest rates, modest economic growth and lower inflation, which in turn should be productive for stock prices.  As always, your Fund Managers will look for opportunities wherever they arise.  We will continue to search for financially sound, undervalued companies, especially those where meaningful insider buying is taking place.  Of course, we will do this without compromising the stewardship principles on which this Fund was founded.

We want to thank you again for granting us the privilege of managing your investment assets.  We never take this responsibility lightly and we look forward to many years together as fellow shareholders.

With Kindest Regards,

Rick Weitz

Dennis Connor

Portfolio Manager

President

CAMCO Investors Fund

CAMCO Investors Fund

February 2007

CAMCO INVESTORS FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2005

AVERAGE ANNUAL RATE OF RETURN (%)

DECEMBER 4, 2002 THROUGH DECEMBER 31, 2005

	1 Year	Since Inception *
Camco Investors Fund	(1.46)%	5.14%
S&P 500 Index	3.00%	12.04%

20,000
15,000
10,000
5,000
-
Camco Investors Fund
S&P 500 Index
$14,189
$11,736
December 4, 2002
January 31, 2003
March 31, 2003
May 31, 2003
July 30, 2003
September 30, 2003
November 30, 2003
January 31, 2004
March 31, 2004
May 31, 2004
July 31, 2004
September 30, 2004
November 30, 2004
January 31, 2005
March 31, 2005
May 31, 2005
July 31, 2005
September 30, 2005
November 30, 2005

* This chart assumes an initial investment of $10,000 made on December 4, 2002, following an investment adviser and investment objective change that was approved December 4, 2002.  The investment adviser began trading pursuant to the new investment objectives on August 11, 2004. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Performance data current to the most recent month-end may be obtained by calling toll-free (866) 878-5677.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain

CAMCO INVESTORS FUND

           PORTFOLIO ANALYSIS

              DECEMBER 31, 2006 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Utilities
1.23%
Cash Equivalents
11.87%
Technology
11.65%
Basic Materials
9.46%
Services
18.11%
Consumer Goods
11.01%
Industrial Goods
7.82%
Healthcare
8.90%
Financial
19.95%

	CAMCO INVESTORS FUND
	Schedule of Investments
	December 31, 2006

Shares		Value

COMMON STOCKS

Air-Conditioning & Warm Air Heating Equipment - 1.66%
10,000	Goodman Global, Inc.	$ 172,000

Bottled & Canned Soft Drinks - 2.09%
4,500	Coca Cola Co.	217,125

Cement, Hydraulic - 2.71%
6,500	Eagle Materials, Inc.	280,995

Crude Petroleum & Natural Gas - 3.36%
12,000	Chesapeake Energy Corp.	348,600

Deep Sea Foreign Transportation - 2.79%
6,300	Tsakos Energy Navigation Ltd.	289,170

Electric Components & Accessories - 2.33%
19,000	Silicon Image, Inc.	241,680

Electronic Connectors - 2.87%
9,800	Tyco Laboratories, Inc.	297,920

Electromedical & Electrotherapeutic Apparatus - 2.17%
4,200	Medtronic, Inc.	224,742

Financial Services - 1.56%
4,950	Allied Capital Corp.	161,766

Fire, Marine, & Casualty Insurance - 2.60%
14,500	Montpelier RE Holdings Ltd.	269,845

General Building Contractors - 1.88%
3,800	KB Homes	194,864

Household Furniture - 2.50%
14,925	Select Comfort Corp.*	259,546

In Vitro & In Vivo Diagnostic - 1.16%
14,025	Trinity Biotech, Plc.*	120,194

*Non-Income Producing Securities during the period.
The accompanying notes are an integral part of these financial statements.

	CAMCO INVESTORS FUND
	Schedule of Investments
	December 31, 2006 (Continued)

Shares		Value

COMMON STOCKS

Measuring & Controlling Devices, NEC - 2.63%
20,000	Input/Output, Inc.*	$ 272,600

Mining & Quarrying of Nonmetallic Minerals - 4.76%
8,000	Compass Minerals Group, Inc.	252,480
12,500	Superior Industries International., Inc.	240,875
		493,355
Motor Vehicle Parts & Accessories - 2.11%
3,700	Borg Warner, Inc.	218,374

National Commercial Banks - 4.57%
7,500	Commerce Bancorp, Inc.	264,525
5,000	First Hoizon National Corp.	208,900
		473,425
Natural Gas Transmission - 2.00%
4,325	Kinder Morgan Energy Partners, LP	207,167

Oil Field & Gas Services - 1.66%
5,500	Helix Energy Solutions Group, Inc.	172,535

Operative Builders - 1.57%
3,400	Meritage Home Corp.*	162,248

Othopedic, Prosthetic & Surgical Appliances & Supplies - 2.65%
3,500	Zimmer Holding, Inc.*	274,330

Photographic Equipment & Supplies - 1.98%
5,500	Avid Technology, Inc.	204,930

Printed Circuit Boards - 1.91%
17,275	Flextronics International Ltd.*	198,317

Radio & TV Broadcasting & Communications - 1.58%
2,000	L-3 Communications Essco, Inc.	163,560

Retail - Apparel & Accessory Stores - 2.56%
8,000	Claire's Stores, Inc.	265,120

Retail - Auto Dealers & Gasoline - 4.61%
8,900	Carmax Auto Funding, LLC*	477,307

Retail - Lumber & Other Bulding - 2.54%
8,450	Lowe's Companies, Inc.	263,217

Services-Business Services - 1.14%
2,955	Fidelity National Information Services, Inc.	118,466

*Non-Income Producing Securities during the period.
The accompanying notes are an integral part of these financial statements.

	CAMCO INVESTORS FUND
	Schedule of Investments
	December 31, 2006 (Continued)

Shares		Value

COMMON STOCKS

Services - Computer Processing - 1.90%
4,000	Automatic Data Processing, Inc.	$ 197,000

State Commercial Banks - 1.37%
11,000	Oriental Financial Group, Inc.	142,450

Surgical & Medical Instruments & Apparatus - 2.92%
5,500	Stryker Corp.	303,105

Title Insurance - 1.33%
5,762	Fidelity National Financial, Inc.	137,597

Trucking - 2.91%
7,000	Hunt JB Transport Services, Inc.	145,390
4,100	YRC Worldwide, Inc.*	154,693
		300,083

TOTAL FOR COMMON STOCKS (Cost $6,765,770) - 78.38%		8,123,633

REAL ESTATE INVESTMENT TRUSTS - 8.52%
10,000	Ashford Hospitality Trust, Inc.	124,500
4,000	Equity One, Inc.	106,640
4,875	Highwoods Properties, Inc.	198,705
4,000	Ramco Gershenson Properties Trust	152,560
2,600	Saul Centers, Inc.	143,494
6,250	Thornburg Mortgage Asset Corp.	157,063
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $657,550)		882,962

PREFERRED STOCK - 1.23%
1,521	Dominion Resources, Inc.	127,521

TOTAL PREFERRED STOCK (Cost $121,362)		127,521

REPURCHASE AGREEMENT - 11.87%
1,229,872	US Bank Repurchase Agreement, 4.10%, dated 12/31/2006, due 1/3/2007
	repurchase price $1,229,872, collateralized by U.S. Treasury bonds	1,229,872
TOTAL REPURCHASE AGREEMENT (Cost $1,229,872)		1,229,872

TOTAL INVESTMENTS (Cost $8,774,554) - 100.00%		10,363,988

OTHER ASSETS LESS LIABILITIES - (0.00)%		458

NET ASSETS - 100.00%		$ 10,364,446

*Non-Income Producing Securities during the period.
** Variable rate security; The coupon rate shown represents the rate at December 31, 2006.
The accompanying notes are an integral part of these financial statements.

CAMCO INVESTORS FUND
Statement of Assets and Liabilities
December 31, 2006

Assets:
Investments, at Value (Cost $8,774,554)	$ 10,363,988
Receivables:
Dividends and Interest	18,685
Total Assets	10,382,673
Liabilities:
Accrued Management Fees (Note 3)	17,133
Distributions Payable	1,094
Total Liabilities	18,227
Net Assets	$ 10,364,446

Net Assets Consist of:
Paid In Capital	8,923,964
Accumulated Realized Loss on Investments - Net	(148,952)
Net Unrealized Appreciation in Value of Investments	1,589,434
Net Assets	$ 10,364,446

Shares Outstanding	795,891

Net Asset Value Per Share	$ 13.02

CAMCO INVESTORS FUND
Statement of Operations
For the year ending December 31, 2006

Investment Income:
Dividends (a)	$ 137,681
Interest	44,179
Total Income	181,860
Expenses:
Advisory fees (Note 3)	173,472
Total Expenses	173,472

Net Investment Income	8,388
Realized and Unrealized Gain on Investments:
Realized Gain on Investments	273,642
Capital Gain Distributions from Portfolio Companies	19,350
Net Change in Unrealized Appreciation on Investments	885,268
Net Realized and Unrealized Gain on Investments	1,178,260

Net Increase in Net Assets from Operations	$ 1,186,648

(a) Dividend income is net of $18,456 of return of capital distributions received from portfolio companies.
Dividend income is also net of $462 of foreign tax withheld.

The accompanying notes are an integral part of these financial statements.

CAMCO INVESTORS FUND
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	12/31/2006	12/31/2005
Increase (Decrease) in Net Assets From Operations:
Net investment income	$ 8,388	$ 11,139
Net realized gain (loss) on investments	273,642	(124,903)
Capital gain distributions from portfolio companies	19,350	18,601
Unrealized appreciation on investments	885,268	62,480
Net increase (decrease) in net assets resulting from operations	1,186,648	(32,683)

Distributions to Shareholders	(8,388)	(11,139)
Tax Return of Capital to Shareholders	(37,494)	(33,413)

Capital Share Transactions	1,764,762	1,910,279

Total increase	2,905,528	1,833,044

Net Assets:
Beginning of period	7,458,918	5,625,874

End of period	$10,364,446	$ 7,458,918

CAMCO INVESTORS FUND
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the years ended

	12/31/2006*	12/31/2005*	12/31/2004*	12/31/2003*	12/31/2002*

Net Asset Value, at Beginning of Period	$11.45	$11.69	$9.86	$9.82	$9.82
Income From Investment Operations:
Net Investment Income **	0.01	0.02	0.03	0.04	0.00
Net Gain (Loss) on Securities (Realized and Unrealized)	1.56	(0.19)	1.81	0.00	0.00
Total from Investment Operations	1.57	(0.17)	1.84	0.04	0.00

Distributions	(0.01)	(0.02)	(0.01)	0.00	0.00
Tax Return of Capital Distribution	(0.04)	(0.05)	0.00	0.00	0.00
Total Distributions	(0.05)	(0.07)	(0.01)	0.00	0.00

Net Asset Value, at End of Period	$12.97	$11.45	$11.69	$9.86	$9.82

Total Return ***	14.22%	(1.46)%	18.66%	0.41%	0.00%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 10,364	$ 7,459	$ 5,626	$ 37	$ 49
Ratio of Expenses to Average Net Assets	1.98%	1.98%	1.98%	0.00%	1.88%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.10%	0.02%	0.27%	0.54%	(0.72)%
Portfolio Turnover Rate	16.27%	62.82%	5.57%	0.00%	0.00%

* A new investment adviser and investment objective was approved December 4, 2002. The actual investing under the new investment objectives was effective August 11, 2004.
** Per share net investment income has been determined on the basis of average number of shares outstanding during the period.
*** Assumes reinvestment of dividends

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

Note 1. Organization

The CAMCO Investors Fund (the "Fund"), is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.   The Fund is incorporated under the laws of the Commonwealth of Pennsylvania.

On December 4, 2002 the sole shareholder of the Fund, Bernard Klawans approved the name change of the Fund from The O’Higgins Fund, Inc. to CAMCO Investors Funds; a new investment advisor was approved, Cornerstone Asset Management, Inc. (“CAMCO”); and a change in the investment objectives of the Fund was approved. The Fund’s new investment objective is to seek capital appreciation. See subsequent event in Note 8.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.

Fair value disclosure- The Fund’s assets are generally valued at their market value.  The Fund may use pricing services to determine fair value.  If market prices are not available or, in the adviser’s opinion, market prices do not reflect fair value, or if the Adviser learns of an event that occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Directors.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

In accordance with the Trust’s good faith pricing guidelines the Advisor is required to consider all appropriate factors relevant to the value of securities for which its has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls since fair value depends upon circumstances of each individual case. As a general principle the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonable expect to receive for them upon current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings: (ii) a discount from market or similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or amount dealers): or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Securities Transactions and Investment Income- Security transactions are recorded on the dates the transactions are entered into (the trade dates).  Realized gains and losses on security transactions are determined on the identified cost basis.  Dividend income is recorded on the ex-dividend date.  Interest income is determined on the accrual basis.  Discount on fixed income securities is amortized.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Repurchase agreements - In connection with transactions in repurchase agreements, it is the Company's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Dividends and Distributions to Shareholders- The Fund records all dividends and distributions payable to shareholders on the ex-dividend date.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax

Note 1. Organization

The CAMCO Investors Fund (the "Fund"), is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.   The Fund is incorporated under the laws of the Commonwealth of Pennsylvania.

On December 4, 2002 the sole shareholder of the Fund, Bernard Klawans approved the name change of the Fund from The O’Higgins Fund, Inc. to CAMCO Investors Funds; a new investment advisor was approved, Cornerstone Asset Management, Inc. (“CAMCO”); and a change in the investment objectives of the Fund was approved. The Fund’s new investment objective is to seek capital appreciation. See subsequent event in Note 8.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.

Fair value disclosure- The Fund’s assets are generally valued at their market value.  The Fund may use pricing services to determine fair value.  If market prices are not available or, in the adviser’s opinion, market prices do not reflect fair value, or if the Adviser learns of an event that occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Directors.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

In accordance with the Trust’s good faith pricing guidelines the Advisor is required to consider all appropriate factors relevant to the value of securities for which its has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls since fair value depends upon circumstances of each individual case. As a general principle the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonable expect to receive for them upon current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings: (ii) a discount from market or similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or amount dealers): or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Securities Transactions and Investment Income- Security transactions are recorded on the dates the transactions are entered into (the trade dates).  Realized gains and losses on security transactions are determined on the identified cost basis.  Dividend income is recorded on the ex-dividend date.  Interest income is determined on the accrual basis.  Discount on fixed income securities is amortized.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Repurchase agreements - In connection with transactions in repurchase agreements, it is the Company's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Dividends and Distributions to Shareholders- The Fund records all dividends and distributions payable to shareholders on the ex-dividend date.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Federal Income Taxes- It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income.  The Fund has complied to date with the provisions of the Internal Revenue Code applicable to investment companies and accordingly, no provision for Federal income taxes is required in the financial statements.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results may differ from those estimates.

Note 3. Transactions with Affiliates

Under the terms of the investment management agreement, CAMCO has agreed to provide the Fund with investment management services, and pay all operating expenses of the Fund except taxes, brokerage commissions, and extraordinary expenses for an annual fee of 1.98% of the average daily net assets of the Fund. Other services that CAMCO may provide will be at no additional expense to the Fund.  For the year ending December 31, 2006, CAMCO earned a fee of $173,472 from the Fund. At December 31, 2006 the Fund owed CAMCO $18,227.

The Fund places its portfolio transactions through Syndicated Capital, a broker dealer in which certain officers and directors of the Fund and officers, the control person, and directors of the Adviser are registered representatives. The officers and directors of the Fund and of the Adviser receive no compensation for such transactions.  For the year ending December 31, 2006 the Fund paid Syndicated Capital brokerage commissions of $872 which constituted 100% of commissions paid by the Fund.

Note 4. Capital Stock

Paid in capital at December 31, 2006 was $8,923,964 representing 795,891 shares outstanding. The authorized capitalization of the Fund consists of 100,000,000 shares of common stock of $0.001 par value per share.

Transactions in capital stock were as follows:

	Year Ending 12/31/2006		Year Ended 12/31/ 2005
	Shares	Amount	Shares	Amount
Shares sold	173,629	$2,119,155	210,157	$2,367,215
Shares issued in reinvestment of dividends	3,440	44,788	3,755	43,219
Shares redeemed	(32,474)	(399,181)	(43,834)	(500,155)
Net increase	144,595	$1,764,762	170,078	$1,910,279

Note 5. Investment Transactions

For the year ending December 31, 2006, purchases and sales of investment securities other than short-term investments aggregated $2,571,707 and $1,251,921, respectively.

Note 6. Tax Matters

For Federal income tax purposes, the cost of investments owned at December 31, 2006 was $8,774,554.

At December 31, 2006, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation
$1,729,142	($179,470)	$1,589,434

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Value
Capital loss carryforward	(148,952)
Unrealized appreciation	1,589,434
1,440,482

At December 31, 2006, the Fund had available for federal tax purposes an unused capital loss carryforward of $148,952, of which $37,985 expires in 2010, $4,665 expires in 2012, and $106,303 expires in 2013.

The tax character of distributions paid during 2006 and 2005 was as follows.

	2006	2005
Ordinary Income	$8,388	$11,139
Return of Capital	37,494	33,413
	$45,882	$44.552

Note 7. New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits have a more than fifty percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Note 8. Subsequent Event

At a meeting held on November 10, 2006, the Board of Directors, including the Independent Directors, considered and unanimously approved an Agreement and Plan of Reorganization (the "Agreement").  The shareholders of the Fund approved the Agreement at the annual stockholders meeting on December 5, 2006 by the following vote:

1. To elect the following four (4) individuals to the Board of Directors of Camco Investors Fund.

	For	Against	Abstain
1. Dennis M. Connor	425,802.496	1,250.858	0.000
2. Col. Richard Bruss	425,802.496	1,250.858	0.000
3. Charles J. Bailey	425,802.496	1,250.858	0.000
4. Malcolm R. Ufielman	425,802.496	1,250.858	0.000

2. To ratify the selection of Sanville & Company as the independent registered public accounting firm for the fiscal year ending December 31, 2006.

For	Against	Abstain
421,545.766	5,507.588	0.000

3. To approve the Agreement and Plan of Reorganization.

For	Against	Abstain
427,032.938	20.416	0.000

The Closing Date of the reorganization was February 8, 2007 (the “Closing Date”). Under the Agreement, the Fund, organized as a Pennsylvania corporation on October 22, 1997, assigned all of its assets and liabilities to the CAMCO Investors Fund (the "New Fund"), a series of the CAMCO Investors Trust, an Ohio business trust (the "Trust"), in exchange for a number of New Fund shares equivalent in number and value to shares of the Fund outstanding immediately prior to the Closing Date, followed by a distribution of those shares to Fund shareholders so that each Fund shareholder received shares of the New Fund equivalent to the number of Fund shares held by such shareholder on the Closing Date.

The New Fund's investment objectives and investment strategies are identical in all material respects to the investment objectives and principal investment strategies of the Fund.  In addition, the investment adviser to the Fund continues as the investment adviser to the New Fund, and the transfer agent of the Fund continues as the transfer agent of the New Fund.  Further, the members of the Board of Directors of the Fund continue on the Board of Trustees of the New Fund.

The reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.  No gain or loss will be recognized as a consequence of the reorganization by the Fund or the New Fund, nor will a gain or loss be recognized by the shareholders of the Fund as a result of the Fund's distribution of New Fund shares to such shareholders in exchange for such shareholder's Fund shares.  In addition, a shareholder's tax basis for shares held in the Fund will carryover to the shares of the New Fund acquired in the reorganization, and the holding period for shares held as a capital asset also will carryover to the New Fund shares received in the reorganization.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of the

CAMCO Investors Fund

We have audited the accompanying statement of assets and liabilities of CAMCO Investors Fund, (the "Fund"), including the schedule of investments, as of December 31, 2006 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CAMCO Investors Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	Sanville & Company
February 22, 2007

CAMCO INVESTORS FUND

EXPENSE EXAMPLE

DECEMBER 31, 2006 (UNAUDITED)

Expense Example

As a shareholder of the Camco Investors Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2006	December 31, 2006	July 1, 2006 to December 31, 2006

Actual	$1,000.00	$1,095.30	$10.46
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.22	$10.06

* Expenses are equal to the Fund's annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Non-Interested Directors

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Nominee for Director	Other Directorships Held by the Nominee for Director
Col. Richard Bruss 9507 Arnon Chapel Rd Great Falls VA Age: 73	Director	One Year/ First Elected 12/04/02	Retired – USAF (1990 – present)	1	None
Charles J. Bailey 11620 Gambrill Rd Frederick, MD Age: 60	Director	One Year/ First Elected 12/04/02	Regional Mgr. Tollgate Inc.(1995 – present)	1	None
Malcolm R. Uffelman 1808 Horseback Trail Vienna, VA Age: 68	Director	One Year/ First Elected 12/04/02	Vice President, Contact, Inc. (a communications company)(2000 – present)	1	None

Interested Director and Fund Officers

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Nominee for Director	Other Directorships Held by the Nominee for Director
Dennis M. Connor[2] Age: 49	President and Director	One Year/ First Elected 12/04/04	Vice President, Cornerstone Asset Management, Inc. (1987 – present); Vice President, Cornerstone Investment Group (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	1	None
Mr. Paul Berghaus Age:65	Treasurer and Chief Compliance Officer	N/A	President, Cornerstone Asset Management, Inc. (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	N/A	N/A
Mr. Eric Weitz Age: 47	Secretary	N/A	Vice President, Cornerstone Asset Management, Inc. (1992 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	N/A	N/A
Mr. Eric Henning Age: 44	Assistant Secretary	N/A	Vice President, Cornerstone Asset Management, Inc. (1987 – present); Registered Representative, Syndicated Capital, Inc. (2004 – present)	N/A	N/A

1 The address for Mr. Connor and each officer is c/o CAMCO Investors Fund, 30 E. Main Street, Berryville, VA 22611.

2 Dennis M. Connor is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of Fund's investment adviser, Cornerstone Asset Management, Inc. and part owner of Cornerstone Investment Group, the parent of Cornerstone Asset Management, Inc.

The Advisor paid trustee fees of $500 to non interested directors and nothing to interested directors for the fiscal year ended December 31, 2006.

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 878-5677 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (866) 878-5677 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-727-1007.

Control and ownership of shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2006, Pershing LLC held for the benefit of others, in aggregate, owned more than 83% of the Fund.

Management Agreement Renewal

The Board of Directors of the Fund, including the independent Directors, unanimously renewed the Management Agreement between the Fund and CAMCO (also referred to as the Adviser) at a meeting of the Board of Directors held on November 10, 2006.  The Board  discussed the specific factors directors should consider in evaluating an investment advisory contract, which include, but are not limited to, the following:  the investment performance of the fund and the investment adviser; the nature, extent and quality of the services provides by the investment adviser to the fund; the costs of the services to be provided and the profits to be realized by the adviser and its affiliates from the relationship with the fund; the extent to which economies of scale will be realized as the fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders.

As for the investment performance of CAMCO and the Fund, the Directors reviewed information regarding the Fund's performance compared to a group of funds with a similar socially responsible investment strategy (the "Peer Group").  It was the consensus of the Board that the Fund had performed well for the period under consideration, having performance that was above the average for the Peer Group, and that overall it was satisfied with the Fund’s performance.  As to the Adviser’s business and qualifications of personnel, the Directors examined a copy of the Adviser’s most recent registration statement on Form ADV and reviewed the experience of the portfolio managers.  A representative of the Adviser discussed with the Directors a recent unaudited balance sheet for the Adviser.  The representative then informed the Board that there had been no significant changes in the Adviser’s personnel, corporate structure, ownership or principal activities.  Based on the information presented to the Board and their discussions with the portfolio managers, the Directors concluded that the Adviser has provided high quality advisory services to the Fund, and that the nature and extent of services provided by the Adviser were reasonable and consistent with the Board’s expectations.

As to costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, a representative of the Adviser reviewed the expenses of the Peer Group.  The Board noted that the average expense ratio for the peer group was slightly lower than the expense ratio for the Fund.  After consideration, it was the consensus of the Board that the management fee was reasonable in light of the quality of the services the Fund receives from the Adviser and the level of fees paid by funds in the Peer Group.  The Directors reviewed information regarding the direct and indirect expenses of the Fund incurred by the Adviser, and the income received by the Adviser in managing the Fund.  The Directors noted that neither the Adviser nor the officers of the Fund receive additional compensation from the affiliated broker that executes trades on behalf of the Fund. The directors concluded that the Adviser is not excessively profitable

As to economies of scale, the Directors concluded that economies of scale will be realized as the Fund’s assets grow but were not relevant at this time.  Consequently, the Directors determined that management fee levels would not be adjusted at this time, but that the Board would consider adjustments in the future.  As a result of their considerations, the Board of Directors, including a majority of those who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, unanimously approved renewal of the Management Agreement between the Fund and CAMCO.

Board of Trustees

Dennis Connor

Richard Bruss

Charles Bailey

Malcom Uffelman

Investment Adviser

Cornerstone Asset Management

30 East Main St.

Berryville, VA  22611

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Camco Investors Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.  The registrant’s Board of Directors has determined that Mr. Malcolm Uffelman is a financial expert.  Mr. Uffelman is an independent Director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2006

$ 11,000

FY 2005

$ 10,000

(b)

Audit-Related Fees

Registrant

 Adviser

FY 2006

$ 0

$ 0

FY 2005

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2006

$ 1,200

$ 0

FY 2005

$ 1,200

$ 0

(d)

All Other Fees

Registrant

Adviser

FY 2006

$ 0

$ 0

FY 2005

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2006

$ 1,200

FY 2005

$ 800

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of February 22, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Camco Investors Fund

By /s/ Dennis Connor

      Dennis Connor

      President

Date March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacity and on the date indicated.

By /s/ Dennis Connor

      Dennis Connor

      President

Date March 9, 2007

By /s/Paul Berghaus

      Paul Berghaus

      Treasurer

Date March 9, 2007